UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  MARCH 28, 2007
                                                      --------------------------

                           POMEROY IT SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

               000-20022                               31-1227808
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       (Commission File Number)             (IRS Employer Identification No.)

          1020 PETERSBURG ROAD
            HEBRON, KENTUCKY                             41048
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(Address of Principal Executive Offices)               (Zip Code)

                                 (606) 586-0600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.02.     DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
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DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
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OFFICERS.
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     (b)     On  March 28, 2007, the Board of Directors of Pomeroy IT Solutions,
Inc. (the "Company"), voted to (a) create the position of Lead Independent Director of the Board of Directors, (b) elect Kenneth R. Waters, a current Board member, to serve as Lead Independent Director, and (c) adopt a Lead Independent Director Charter. The Lead Independent Director, among other things, coordinates the activities of the independent directors, serves as a liaison between the Chairman of the Board, senior management of the Company and the independent directors, and presides at the executive sessions of the independent directors of the Company.

     In addition, on March 28, 2007, James H. Smith, III, announced his retirement from the Board of Directors effective with the Company's 2007 Annual Meeting of Stockholders scheduled to be held in June 2007. He will not run for re-election.

ITEM  8.01.     OTHER  EVENTS.
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     The  information  contained  above  in  Item  5.02(b)  is  incorporated  by reference herein in its entirety. The press release issued by the Company announcing the foregoing is included as Exhibit 99.1 to this Current Report and is incorporated by reference in its entirety into this Item 8.01.

ITEM  9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
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(c)     Exhibits.
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Exhibit No.   Description
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99.1          Press Release of Pomeroy IT Solutions, Inc., dated March 28, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POMEROY IT SOLUTIONS, INC.


Date:  April 3, 2007                    By:  /s/   Kevin G. Gregory
                                             --------------------------------
                                             Senior Vice President &
                                             Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.   Description
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99.1          Press Release of Pomeroy IT Solutions, Inc., dated March 28, 2007.